Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Acruence Active Hedge U.S. Equity ETF

(XVOL)

Listed on Cboe BZX Exchange, Inc

April 6, 2023

Supplement to the

Summary Prospectus dated August 1, 2022, and the Prospectus dated July 29, 2022

The Board of Trustees of the Tidal ETF Trust (“Trust”) has approved changes to the principal investment strategies of the Acruence Active Hedge U.S. Equity ETF (the “Fund”), a series of Tidal ETF Trust.

The Fund’s revised principal investment strategies will reflect two primary changes. First, rather than investing nearly all of the Fund’s assets in a portfolio replicating the constituents and weights of the S&P 500 Index, the Fund’s portfolio will be composed of a select group of approximately 40 to 80 equity securities that, in the determination of Acruence Capital, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, have characteristics most closely aligned with the Fund’s investment objective (which is to seek capital appreciation with reduced volatility as compared to the S&P 500 Index).

Second, the revised principal investment strategies will permit the use of additional options strategies to reduce the Fund’s total equity exposure and reduce the volatility of the Fund’s portfolio.

To that end, effective on or around April 28, 2023, the “Principal Investment Strategies” and “Fund Summary – Principal Investment Strategies” sections of the Fund’s Summary Prospectus and the Fund’s Prospectus, respectively, will be revised to read substantially as follows:

“The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing the Fund’s assets in equity securities that, in the view of Acruence Capital, LLC, the Fund’s investment sub-adviser (“Acruence” or the “Sub-Adviser”), can produce market returns with lower volatility in various market environments. The Sub-Adviser seeks to reduce the Fund’s volatility through the use of various options strategies (as described below). The Fund’s equity portfolio consists of two components, one with a dividend equity focus (e.g., companies that pay regular dividends) and the other with a growth equity focus.

The Sub-Adviser seeks to reduce the Fund’s volatility by using various options strategies including purchasing options contracts on the CBOE Volatility Index (the “VIX Index”), which is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of call and put options on the S&P 500. In addition, the Sub-Adviser may seek to reduce the Fund’s volatility by employing other options strategies such as a collar strategy, vertical spread strategy, covered call strategy, or box trade strategy, each as described more below. In connection with the Fund’s use of options strategies, the Fund will hold U.S. Treasury securities to satisfy any applicable margin requirements.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities comprising the S&P 500. However, the Fund’s overall equity market exposure will typically range from 50% to 95% and the Fund will hold between 40 and 80 equity securities. Equity market exposure refers to the percentage of the Fund’s portfolio that is exposed to the equity markets. For example, at a 75% market exposure, the Sub-Adviser will seek to use the volatility reducing options strategies discussed below to offset approximately 25% of the volatility of the Fund’s equity holdings. The composition of the Fund’s equity portfolio will generally be at least 25% to each of the dividend equity component and growth equity component with either component comprising up to 75% of the equity portfolio depending on market conditions, as discussed below.

The Fund may allocate up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser (as defined herein), and will comply with the Fund’s investment objective and investment policies.

Equity Strategies. The Fund’s equity portfolio is constructed with a dividend equity component and a growth equity component. The Sub-Adviser begins the equity selection process by first analyzing the industries that make up the S&P 500. After completing the industry analysis, the Sub-Adviser will select securities for the dividend equity component and the growth equity component of the Fund’s equity portfolio by using the criteria set forth below.

●	Industry Analysis
1.	Relative Strength. The Sub-Adviser analyzes and ranks the change in each industry’s aggregate equity price compared to its peer industries over various periods.
2.	Institutional Investor Distribution. The Sub-Adviser analyzes the institutional and retail ownership of the securities in each industry and analyzes whether institutional ownership is increasing or decreasing. In the Sub-Adviser’s view, institutional investors tend to have more accurate forecasting.
3.	Earnings Ranking Changes. The Sub-Adviser analyzes each industry’s aggregate earnings and considers whether earnings are increasing or decreasing.
4.	Debt-to-Shareholder Equity. The Sub-Adviser analyzes each industry’s aggregate debt-to-equity ratios. In particular, the Sub-Adviser considers whether each industry’s debt-to-equity ratio is increasing (high debt, which suggests more risk) or decreasing (lower debt, which suggest less risk).
●	Dividend Equity Component. Within the industries the Sub-Adviser determines are the most attractive, the Sub-Adviser selects securities for the Fund’s dividend equity component based on:
1.	Yield. The Sub-Adviser analyzes the interest or dividend a company paid on the security over various periods.
2.	Relative Debt. The Sub-Adviser analyzes each company’s debt level compared to its peers in its industry.
3.	Relative Price to Earnings Ratios. The Sub-Adviser analyzes each company’s price-to-earnings ratio against that of its peers in its industry.
●	Growth Equity Component. Within the industries the Sub-Adviser determines are the most attractive, the Sub-Adviser selects securities for the Fund’s growth equity component based on:

1.	Earnings. The Sub-Adviser analyzes each potential company’s earnings growth compared to its peers in its industry. The Sub-Adviser will favor companies with higher earnings growth.
2.	Sales. The Sub-Adviser analyzes each potential company’s sales compared to its peers in its industry. The Sub-Adviser will favor companies with higher sales.

Volatility Reduction Option Strategies

The Sub-Adviser seeks to reduce the Fund’s volatility by engaging in one or more of the following five volatility reduction option strategies at any time. Stock portfolio volatility is a measure of the price fluctuations of the Fund’s portfolio over a certain period of time. A high level of volatility means that the value of the portfolio is prone to significant fluctuations over time, while a low level of volatility indicates that the value of the portfolio is relatively stable.

An option is a financial instrument that gives the holder (e.g., the Fund) the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a certain date. There are two main types of options: call options and put options. A call option gives the holder the right to buy the underlying asset at a specific price (the strike price) on or before the expiration date. A put option gives the holder the right to sell the underlying asset at a specific price on or before the expiration date. The price at which the underlying asset can be bought or sold is known as the option’s exercise price.

The Sub-Adviser uses the following options strategies to seek to reduce the Fund’s volatility and hedge against potential price movements in the Fund’s overall portfolio.

●	VIX Options Strategy: The Sub-Adviser may purchase option contracts on the VIX Index (“VIX Options”). The VIX Index measures the volatility of market value fluctuations in the market (not the current prices of securities). The VIX Index focuses on how fast market values are changing, and the faster market values change, the higher the VIX. Typically, increased volatility is more closely correlated with bear markets (than bull markets). The Sub-Adviser uses its algorithmic model as a metric, and purchases VIX Options when either the time premium has been reduced because it is close to expiration or volatility has subsided, making current and forward months inexpensive relative to historic metrics. Should volatility return and equity prices decline, the premium associated with the options will rise, offsetting declines in equity pricing. Generally speaking, the Fund will maintain varying exposure to VIX Options.
○	Maximum Gain: Unlimited.
○	Maximum Loss: The purchase price of the option contracts.
●	Collar Strategy: The Sub-Adviser may purchase put options and sell call options with differing strike prices to implement a “collar” strategy. The Fund will hold a long position in an underlying asset and simultaneously buy a protective put option and sell a call option on the same asset. The goal is to seek to protect against potential losses in the underlying asset. However, the use of a collar strategy will limit the potential gains the Fund may realize on long holdings in the underlying asset. The put option provides downside protection, while the call option limits the potential upside of the underlying asset. The Sub-Adviser may use a collar strategy if it is bullish on an asset but wants to protect the holding against potential declines in its price.
○	Maximum Gain: An amount equal to the call option’s strike price, less the underlying stock’s purchase price per share and the cost of the options.
○	Maximum Loss: An amount equal to the purchase price of the underlying stock and the cost of the options, less the put option’s strike price.

●	Vertical Spread Strategy: The Sub-Adviser may enter into vertical spread transactions. That is, the Fund will buy and sell options of the same type (either call options or put options) on the same underlying asset, but with different strike prices and/or expiration dates. The goal of this strategy is to seek to profit from a change in the price of the underlying asset, while also limiting potential losses through the opposing positions. Vertical spreads can be bullish or bearish, depending on whether the Fund is buying a call spread or a put spread. The Sub-Adviser may use a vertical spread when seeking to protect the Fund’s core equity portfolio as well as to generate additional income.

o	Maximum Gain/Loss: The maximum gain and loss are calculated the same - an amount equal to the difference between the strike prices multiplied by the number of contracts or units subject to the option minus net premiums received.
●	Covered Call Strategy: The Sub-Adviser may enter into covered call transactions. That is, the Fund will hold a long position in an asset and sell call options on that same asset to seek to generate income through premiums. The strategy aims to generate income through the premiums received from selling the call options, while also potentially benefiting from potential appreciation in the underlying asset up to the amount of the strike price. The use of a covered call strategy will limit the potential gains the Fund may realize on long holdings in the underlying asset. Further, if the underlying asset increases significantly in price, the Fund may be required to sell the shares at a lower price than it could have obtained by simply selling the asset on the open market. The Sub-Adviser may use the covered call strategy when seeking to protect the Fund’s core equity portfolio.
○	Maximum Gain: The premium received for the options sold, plus the potential upside in the stock between the current price and the strike price.
○	Maximum Loss: The purchase price of the underlying stock less the premium received.
·	Box Trade Strategy: The Sub-Adviser may enter into box trades, which is an options strategy that involves simultaneously buying four option contracts to create offsetting positions to generate income. The strategy is neutral and not dependent on any directional movement from the underlying asset. To construct a box trade, the Fund uses two options for the “long leg” side, and two for the “short leg” side. For the long leg side, the Fund will buy a call option and sell a put option on the same underlying asset, with the same strike price and maturity. For the short leg side, the Fund will sell a call option and buy a put option on the same underlying asset, with the same strike price, and maturity. The Fund will use only “long” box trades, meaning that the Fund’s long leg strike price will always be lower than the short leg strike price. This creates a financing obligation through which the Fund will generate income at a fixed rate of interest tied to U.S. Treasury securities.
o	Maximum Gain: Potential gains are limited to the difference between the long leg and short leg strike prices, less the cost of the options.
o	Maximum Loss: None.

Portfolio Construction

The Fund’s portfolio construction begins with the Sub-Adviser’s outlook for the U.S. equity stock markets, which encompasses an analysis of proprietary price to value ratio and technical moving averages on major markets. The Sub-Adviser’s market outlook influences the Fund’s equity market exposure, the number of securities held, and the tilt of the Fund’s portfolio toward dividends or growth.

If the Sub-Adviser’s market outlook is positive, (1) the Fund’s dividend portfolio will generally consist of between 30 to 40 securities and will represent 25% to 50% of the Fund’s equity portfolio, and (2) the Fund’s growth portfolio will generally consist of between 30 to 40 securities and will represent 50% to 75% of the Fund’s equity portfolio.

In contrast, if the Sub-Adviser’s market outlook is negative, (1) the Fund’s dividend portfolio will generally consist of between 20 to 30 securities and will generally represent 50% to 75% of the Fund’s equity portfolio, and (2) the Fund’s growth portfolio will generally consist of between 20 to 30 securities and will represent 25% to 50% of the Fund’s equity portfolio.

That is, the Fund’s portfolio is generally subject to the following high-level guidelines:

Sub-Adviser’s Market Outlook	Negative	Neutral	Positive
Equity Market Exposure*	50%	75%	95%
Number of Equity Securities	40	60	80
Dividend Component/Growth Component	75/25	50/50	25/75

* Equity market exposure refers to the percentage of Fund’s portfolio that is exposed to the equity markets. For example, at a 75% equity market exposure, the Sub-Adviser will seek to use the volatility reducing options strategies discussed above to offset approximately 25% of the volatility of the Fund’s equity holdings.

The Sub-Adviser uses fundamentals (described below) as the primary driver when adding equity securities to the Fund’s portfolio.

●	Securities fundamentals are the underlying financial and economic factors that determine the value of a security. These factors can include a company’s financial statements, such as its income statement, balance sheet, and cash flow statement, as well as economic indicators, such as interest rates and inflation.

The Sub-Adviser uses the metrics of relative strength and institutional investor distribution to determine equity portfolio holdings to sell.

●	Relative strength is a technical analysis concept through which the Sub-Adviser compares the performance of a security to a peer group of securities. It can be used to gauge how securities are performing compared to their peers.
●	Institutional investor distribution refers to the distribution of a security’s ownership among institutional investors, which are large financial organizations that invest on behalf of clients. A security that has a high concentration of ownership among a few large institutional investors may be more vulnerable to sell-offs or changes in sentiment among those investors.

The Fund intends to gain exposure to VIX Options through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. The Subsidiary will invest only in VIX Options which do not generate good income under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in VIX Options; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Fund is deemed to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.”

In addition, the “Principal Investment Risks” and “Fund Summary – Principal Investment Risks” sections of the Fund’s Summary Prospectus and the Fund’s Prospectus, respectively, will be revised to include the following risk disclosure:

“Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Options may also present tracking risk. An imperfect or variable degree of correlation between price movements of the derivative and the underlying investment may prevent the portfolio from achieving the intended effect. The value of an option can change over time depending on several factors aside from just changes in the underlying asset’s price, such as the time remaining to expiration and the expected level of volatility in the underlying asset. For option buyers, the risk of loss is limited to the option premium at the time of purchase. Additionally, the value of the option may be lost if the Sub-Adviser fails to exercise such option at or prior to its expiration. If the Sub-Adviser applies an options strategy to seek to hedge the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return. The Fund’s options strategies are also subject to the following risks:

●	VIX Options Strategy Risk. One of the primary drivers of the value of a VIX Option is movement in the spot value of the VIX Index, which is a measure of implied volatility of S&P 500 options. Therefore, changing market expectations of future volatility will lead to changes in the market value of VIX Options. VIX Options will be subject to market risk. Because implied volatilities often rise during periods of market stress, the VIX Index is often negatively correlated to equity markets.
●	Collar Strategy Risk. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying asset above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the underlying asset if the put options become in the money, but during periods where the underlying asset appreciates, the Fund will underperform due to the cost of the premiums paid and the increased value of any call options sold on the underlying asset. In addition, the Fund’s ability to sell the securities that are underlying assets for the options will be limited while the options are in effect unless the Fund cancels out the options positions through the purchase or sale of offsetting identical options prior to the expiration of the options
●	Vertical Spread Strategy Risk. The vertical spread strategy used to seek to protect the Fund against market declines during periods of volatility may not work as intended. Effective use of a vertical spread strategy to limit potential losses to the Fund depends on the Sub-Adviser setting an appropriate spread between the two options held by the Fund. Use of vertical spread options may offer downside protection to the Fund but also limit the Fund’s returns if the reference asset in a vertical spread option appreciates in value. As a consequence, the Fund may underperform relative to other funds that do not employ a vertical spread option strategy.
●	Covered Call Strategy Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying asset to the exercise price (plus the premium received). The maximum potential gain on the underlying asset will be equal to the difference between the exercise price and the purchase price of the reference asset at the time the option is written, plus the premium received. In a rising market, the option may require an underlying asset to be sold at an exercise price that is lower than would be received if the underlying asset was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the reference asset during the option period, the loss realized may exceed such gain. If the underlying asset declines by more than the option premium the Fund receives, there will be a loss on the overall position.
●	Box Trade Strategy Risk. Use of a box trade strategy is intended to limit overall risk to the Fund since the loss in one option transaction is set off against the gain from another option transaction.

Because box trades involve multiple options transactions, the Fund will incur additional transaction costs when utilizing a box trade strategy which will limit returns when using such a strategy.”

Please retain this Supplement for future reference.